Exhibit 99.1

HealthLynked Welcomes Jeremy Daniel as Chief Financial Officer

NAPLES, Fla., Jan. 15, 2025 (GLOBE NEWSWIRE) -- HealthLynked Corp. (OTCQB: HLYK), a pioneering provider of healthcare technology solutions, is proud to announce the appointment of Jeremy Daniel as its new Chief Financial Officer (CFO), effective immediately. With an impressive career spanning over two decades, Mr. Daniel brings exceptional expertise in financial management, strategic planning, and organizational development.

As CFO, Jeremy will oversee HealthLynked’s financial strategy and operations, driving growth, operational efficiency, and shareholder value. His appointment underscores HealthLynked’s commitment to strengthening its executive leadership as the company continues to innovate and expand its healthcare technology solutions.

Jeremy Daniel has built a stellar reputation as a results-driven executive in diverse industries including healthcare, biotechnology, and finance. Most recently, he served as CFO for Innoveren Scientific, a publicly traded biotech firm, where he successfully led acquisitions, improved financial systems, and implemented strategic initiatives that fueled the company’s growth and operational success. His achievements include raising over $100M in funding through public and private equity markets and executing pivotal mergers and acquisitions.

Michael Dent, M.D., CEO of HealthLynked, shared his enthusiasm for the appointment: “Jeremy’s extensive experience and proven leadership in financial operations and strategic planning make him an outstanding addition to the HealthLynked team. His track record of optimizing financial performance and supporting organizational growth aligns perfectly with our vision to revolutionize healthcare through technology.”

On accepting the position, Mr. Daniel expressed his excitement about the opportunity to contribute to HealthLynked’s mission: “Joining HealthLynked at this transformative time is a true honor. I am excited to leverage my experience to enhance financial strategies, foster innovation, and support the company’s efforts in improving patient outcomes and healthcare connectivity.”

With a career that has included roles as CFO for Regenerative Medicine Solutions and controller for Omnicare, Mr. Daniel is well-versed in leading financial systems in compliance with GAAP and SEC regulations. A Certified Public Accountant (CPA) and holder of an MBA from Xavier University, his credentials position him to lead with precision and integrity.

About HealthLynked Corp.

HealthLynked is dedicated to transforming healthcare by leveraging technology to connect patients and providers. Its cloud-based HealthLynked Network empowers patients to manage their medical information securely while enabling providers to optimize care and operations. Through innovation and collaboration, HealthLynked aims to create a more efficient and patient-centric healthcare system. For more information, visit www.healthlynked.com.

Download the HealthLynked App

•	Apple App Store

•	Google Play Store

Forward-Looking Statements

Forward-Looking Statements in this press release, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Our actual results, including as a result of any acquisitions, performance, or achievements, may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by our management and us, are inherently uncertain. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this press release. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information, or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. Certain risks and uncertainties applicable to our operations and us are described in the “Risk Factors” section of our most recent Annual Report on Form 10-K and in other filings we have made with the U.S. Securities and Exchange Commission. These reports are publicly available at www.sec.gov.

Contact Information:

Mike Paisan

Director of Investor Relations

HealthLynked Corp.

1265 Creekside Pkwy, Suite 301

Naples, Florida 34108

Phone: 1-800-928-7144

Email: IR@healthlynked.com